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                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is made as of this 27 day of September, 1996, between CV THERAPEUTICS, INC., a Delaware corporation, having a mailing address at 3172 Porter Drive, Palo Alto, CA 94304 ("Debtor"), and HAMBRECHT & QUIST GUARANTY FINANCE, LLC, a California limited liability company, having a mailing address at One Bush Street, San Francisco, CA 94104 ("Secured Party").

     WHEREAS,

     A. Debtor and Secured Party have entered into a Business Loan Agreement, dated as of the date hereof (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Business Loan Agreement"), pursuant to which Secured Party has agreed to provide financing for Debtor's ongoing business operations by providing Debtor with a loan, and Debtor and Secured Party have entered into a Financing Agreement, dated as of the date hereof (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Financing Agreement"), pursuant to which Secured Party has granted to Debtor an option to require Secured Party under certain terms and conditions to provided financing for Debtor's ongoing business operations by providing Debtor with a lease under a master lease agreement (together the "FINANCING ACCOMMODATIONS"). Debtor will derive substantial direct and indirect benefit from the transactions contemplated by the BUSINESS LOAN AGREEMENT and the FINANCING AGREEMENT.

     B. It is a condition precedent to Secured Party's obligation to take any action pursuant to the terms of the BUSINESS LOAN AGREEMENT and the FINANCING AGREEMENT that this AGREEMENT be executed and delivered by Debtor.

NOW THEREFORE, in consideration of the premises set forth herein and in order to induce Secured Party to enter into the BUSINESS LOAN AGREEMENT and the FINANCING AGREEMENT and to provide the FINANCING ACCOMMODATION to Debtor as provided therein, Debtor hereby agrees with Secured Party for the benefit of Secured Party as follows:

SECTION 1.  DEFINED TERMS.
(a) TERMS DEFINED IN THE BUSINESS LOAN AGREEMENT AND THE FINANCING AGREEMENT. All terms not otherwise defined herein that are capitalized and used herein shall have the meanings assigned to such terms in the BUSINESS LOAN AGREEMENT and the FINANCING AGREEMENT.

 (b) OTHER DEFINED TERMS.     As used in this AGREEMENT, the following terms
     shall have the meanings indicated:

     "COLLATERAL" means any and all right, title and interest of Debtor in and to the following:

     (i) all equipment, whether now owned or hereafter acquired or arising, including, without limitation, all scientific instrumentation, laboratory and test equipment, computers and computer peripherals (including, without limitation, desk-top and network equipment, and printers), vehicles (including motor vehicles and trailers), and furniture and furnishings (including, without limitation, cubicles and movable partitions) and all other goods of every kind;
     (ii) all inventory comprised of finished goods held for sale, bulk manufactured material prior to its processing into finished goods, materials used or consumed in Debtor's business (and commonly referred to as supplies), whether or not the same is in Debtor's custody or possession or in transit, and including any and all such inventory returned to or reclaimed by Debtor upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and any books and records relating to any of the foregoing.


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                           Security Agreement, Page 1

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     (iii)  all contract rights and general intangibles now or hereinafter acquired, including, without limitation, any and all franchise agreements, grants, purchase orders, warranties, customer lists, computer software and programs, all governmental approvals, permits and licenses, any and all rights to insurance proceeds or condemnation awards or compensation; and any and all books and records relating to any of the foregoing;
     (iv) any and all copyrights, patents and trademarks (and related goodwill), whether registered or unregistered, foreign or domestic, and all applications and recordings in the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of the United States, any state thereof or any other country, and all continuations, renewals or extensions of the same, and all trade secrets, inventions (whether or not patentable), scientific processes, technologies, procedures, models and designs (in whatever form maintained or recorded, including, without limitation, computer software and programs) (any of the foregoing property, and any and all books and records relating to the foregoing, being hereinafter referred to as "INTELLECTUAL PROPERTY"), and any and all contracts, including rights to payment thereunder which are included as COLLATERAL under clause (v) below, including, without limitation, license agreements, joint venture agreements and other collaborative agreements, in each case providing for the use or license of any INTELLECTUAL PROPERTY (the Collateral referred to in this clause (iv) is hereinafter called the "IP Collateral");
     (v) all accounts (including accounts receivable and deposit accounts), reserves, refunds, deposits, and all royalties, distributions, fees, payments and other monetary obligations owing to Debtor and arising out of the sale, transfer or licensing of goods and/or services, including, without limitation, INTELLECTUAL PROPERTY, whether or not earned by performance, and whether now existing or hereinafter arising, and any and all claims for damages by way of any past, present or future infringement of any INTELLECTUAL PROPERTY, and any and all books and records relating to any of the foregoing;
     (vi) all documents of title, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired by Debtor or in which Debtor has an interest and Debtor's books and records relating to the foregoing;
     (vii) any and all claims, rights and interests in any of the above and all substitutions and replacements for, all additions and accessions to, any of the above, and all proceeds thereof.

At any time and from time to time, upon the request of Debtor, Secured Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions, including without limitation, the filing of an amendment or partial release of COLLATERAL, as Debtor may reasonably deem necessary to evidence and confirm the scope of the security interest granted by Debtor to Secured Party under this AGREEMENT.

     "CONTRACTS AND AGREEMENTS" means any and all manufacturer's warranties or guaranties, service manuals, service and maintenance logs, user manuals and similar materials, books and AGREEMENTs with respect to the acquisition, use, operation, or maintenance of any piece or unit of COLLATERAL.

     "DEBTOR LOCATIONS" means 3172 Porter Drive, Palo Alto, CA  94304.

     "EQUIPMENT" means the types of COLLATERAL described in clause (i) of the defined term COLLATERAL.

      "FINANCING STATEMENTS" shall have the meaning given to the term in Section 4(b) of this AGREEMENT.

     "JUNIOR LENDER" shall mean Hambrecht & Quist Transition Capital, LLC

      "TC LOAN AGREEMENT" means the Business Loan Agreement and Promissory Note between Borrower and Junior Lender dated as of even date hereof.

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                           Security Agreement, Page 2

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      "PERSON" means any natural person, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

      "RELATED DOCUMENTS" means and includes without limitation the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT, any and all other promissory notes, lease agreements and any and all equipment schedules attached thereto, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments and documents, whether now or hereafter existing, executed in connection with the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT.

     "SECURED OBLIGATIONS" shall have the meaning given the term in Section 2 of this AGREEMENT.

 (c)      TERMS DEFINED IN UNIFORM COMMERCIAL CODE.    All other terms used in
          this AGREEMENT that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of California as of the date first above written to the extent such other terms are defined therein.

 (d)      SINGULAR/PLURAL.    Unless the context of this AGREEMENT otherwise
          clearly requires, references to the plural include the singular, the plural, and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this AGREEMENT refer to this AGREEMENT as a whole and not to any particular provision of this AGREEMENT. References to Sections are references to Sections in this SECURITY AGREEMENT unless otherwise provided.

SECTION 2.  GRANT OF SENIOR SECURITY INTEREST.
          Debtor hereby assigns and pledges to Secured Party, and hereby grants to Secured Party a security interest in and to the COLLATERAL to secure the payment and performance of all obligations of Debtor to Secured Party under any and all of the FINANCING ACCOMMODATIONS, however and when arising, including under the BUSINESS LOAN AGREEMENT, the FINANCING AGREEMENT, any master lease agreement entered into as described in the FINANCING AGREEMENT, and the RELATED DOCUMENTS (the "Secured Obligations"). The Debtor agrees that the security interest herein granted has attached and shall continue until all SECURED OBLIGATIONS have been satisfied.

          Notwithstanding the foregoing, Secured Party agrees to release its security interest in the IP Collateral when the following condition has been satisfied: Debtor shall have pledged to Secured Party as security to ensure payment and performance of (a) all Secured Obligations (as defined in this AGREEMENT) and (b) all Secured Obligations (as defined in the Security Agreement dated as of the date hereof between Debtor and Junior Lender (the "H&QTC Security Agreement") a cash security deposit equal to the fifty percent (50%) of the sum of (i) the sum of the unpaid principal balance and unpaid accrued interest due to Junior Lender under the H&QTC Security Agreement whether or not due at the time each security deposit is created and (ii) unless Debtor has repaid all obligations under the Business Loan Agreement and has not exercised, or no longer has available, the Lease Option as defined in the Financing Agreement, the sum of all rent payments payable or that would be payable under the Master Lease Agreement and Related Documents in the event that the Lease Option as defined in the Financing Agreement were exercised whether or not due at the time each security deposit is created (the sum referred to in this clause
(ii) is hereinafter called the "GF Potential Obligation Amount").

          The amount of such deposit shall not be adjusted until the sum of (a) the GF Potential Obligation Amount and (b) all Secured Obligations (as defined in the H&QTC Security Agreement) is less than or equal to the amount of the cash security deposit, at which time the deposit will be applied to the Secured Obligations as they become due. Secured Party, Junior Lender and Debtor shall enter into a security deposit agreement and execute and deliver such other documents, in form and substance reasonably satisfactory to each such party, to effect the release of the IP Collateral and the cash security deposit as provided in this Section 2.

SECTION 3. DEBTOR REMAINS LIABLE.
Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the Contracts and Agreements included in the COLLATERAL to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this AGREEMENT had not been executed, (b) the
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                           Security Agreement, Page 3

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exercise by Secured Party of any of the rights hereunder shall not release
Debtor from any of its duties or obligations under the Contracts and Agreements included in the COLLATERAL, and Secured Party shall have no obligation or liability under the Contracts and AGREEMENTS included in the COLLATERAL by reason of this AGREEMENT, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder.

SECTION 4. REPRESENTATIONS AND WARRANTIES.
Debtor represents and warrants as follows:

     (a) All of the COLLATERAL of Debtor is located at the Debtor's Locations, or as described on Exhibit A hereto.
     (b) Debtor is the legal and beneficial owner of the COLLATERAL free and clear of any lien except for (i) the security interests created by this AGREEMENT and (ii) Security interest created by the H&QTC Security Agreement and (iii) any lien in favor of equipment lessors which lien is extinguished simultaneously with the execution of this document, and (iv) liens permitted under Section 5.1 of the Business Loan Agreement. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "FINANCING STATEMENT") covering all or any part of the COLLATERAL is on file in any recording office, except such as may have been filed in favor of Secured Party relating to this AGREEMENT or in favor of (i) Junior Lender relating to the TC Loan Agreement and (ii) any existing equipment lessors for whom that security interest is extinguished simultaneously with the execution of this document, or as otherwise described on Exhibit A hereto,
     (c) Debtor has exclusive possession and control of the COLLATERAL, except for the Collateral that is in transit or is being repaired, maintained, or modified by other Persons, or Collateral that has been loaned to others in the ordinary course of business and Debtor has notified Secured Party in writing, including a description of the Collateral and the address where such Collateral is to be temporarily located, or as otherwise described on Exhibit A hereto.
     (d) This AGREEMENT creates a valid security interest in the COLLATERAL in accordance with the terms of the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT securing the payment and performance of the Secured Obligations.
     (e) A true and correct list of all of the Collateral consisting of U.S. patents and/or registrations owned by the Debtor, in whole or in part, is set forth in SCHEDULE I.
     (f) A true and correct list of all of the Collateral consisting of U.S. patent applications and/or registrations owned by the Debtor, in whole or in part, is set forth in SCHEDULE II.
     (g) A true and correct list of all of the Collateral consisting of foreign patent and patent applications and/or registrations owned by the Debtor, in whole or in part, is set forth in SCHEDULE III.
     (h) A true and correct list of all of the Collateral consisting of U.S., State and Federal trademarks, trademark registrations owned by the Debtor, in whole or in part, is set forth in SCHEDULE IV.
     (i) A true and correct list of all of the Collateral consisting of U.S., State pending trademarks owned by the Debtor, in whole or in part, is set forth in SCHEDULE V.
     (j) A true and correct list of all of the Collateral consisting of unregistered trademarks owned by the Debtor, in whole or in part, is set forth in SCHEDULE VI.

SECTION 5.     FURTHER ASSURANCES.
     (a) Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, in order to perfect and protect the security interests granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any COLLATERAL and/or the Contracts and AGREEMENTs. Without limiting the generality of the foregoing, Debtor will upon Secured Party's request execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect, preserve, and enhance the security interests granted or purported to be granted hereby.
     (b) Debtor hereby authorizes Secured Party to file one or more FINANCING STATEMENTS or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the COLLATERAL without the signature of Debtor where permitted by law, and names Secured Party as its attorney in fact and authorized it to execute any and all Financing Statements on Debtor's behalf where necessary or advisable to perfect, continue or give notice of the

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          security interest granted to Security Party hereunder in any of the
          Collateral. A photocopy or other reproduction of this AGREEMENT or any FINANCING STATEMENT covering the COLLATERAL or any part thereof shall be sufficient as a Financing Statement where permitted by law.
     (c) Debtor will furnish to Secured Party from time to time statements and schedules further identifying and describing the COLLATERAL and such other reports in connection with the COLLATERAL as Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to Secured Party.
     (d) Debtor agrees to give Secured Party at least thirty (30) days prior written notice before changing its name from that set forth on the signature page hereof, before moving its chief executive office or principal place of business from the address set forth on the signature page hereof, or before using any trade names or styles in its business in California other than the use of those trade names and styles listed in EXHIBIT A hereto.

SECTION 6.     COVENANTS REGARDING USE OF COLLATERAL.
     (a) Debtor shall keep the COLLATERAL located and installed at the DEBTOR'S LOCATIONS, except for the Collateral that has been loaned to others in the ordinary course of business and about such arrangement Debtor has notified Secured Party in writing including a description of the Collateral and the address where such Collateral is to be temporarily located.
     (b) Except as otherwise provided in the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT, Debtor shall cause the EQUIPMENT to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of such EQUIPMENT as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Debtor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the EQUIPMENT.

SECTION 7. INSURANCE
Debtor shall, at its own cost and expense, maintain insurance with respect to the COLLATERAL against loss or damage by fire, theft, explosion and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar business for the full insurable value of the COLLATERAL, INCLUDING EARTHQUAKE INSURANCE IF REQUESTED BY SECURED PARTY after October 1, 1997. All such policies of insurance shall be in form and substance reasonable satisfactory to, and shall be with insurers reasonably acceptable to, Secured Party, and shall include a loss payable endorsement naming
Secured Party as loss payee, all in form and substance reasonably satisfactory to Secured Party. Debtor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.

SECTION 8. TRANSFERS AND OTHER LIENS.
Debtor shall not:

     (a) sell, assign (by operation of law or otherwise), convey, or otherwise dispose of, or grant any option with respect to, any of the COLLATERAL other than (i) to replace, in the ordinary course of business, any EQUIPMENT that have broken or become unuseable or obsolete or (ii) the sale of inventory in the ordinary course of business, or (iii) transfers of non-exclusive licenses (and exclusive licenses within certain geographic regions) and other similar arrangements for the use of Debtor's property or (iv) licenses and sub-licenses granted as part of joint ventures, strategic alliances and other similar arrangements customary in Borrower's industry for businesses similar to Borrower; or
      (b) create or permit to exist any lien upon or with respect to any of the COLLATERAL, except for (i) the security interests created by this AGREEMENT and (ii) any lien in favor Junior Lender and (iii) any lien permitted under Section 5.1 of the Loan Agreement

SECTION 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.
Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured

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Party's good-faith discretion,  at any time that Debtor is in default under this
AGREEMENT or under any of the Related Documents, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this AGREEMENT, in a manner consistent with the terms hereof, including, without limitation:
     (a) to obtain and adjust insurance required to be paid to Secured Party pursuant to Section 7 hereof;
     (b) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the COLLATERAL; and
     (c) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection or perfection of any of the COLLATERAL or otherwise to enforce the rights of Secured Party with respect to any of the COLLATERAL;
     (d) to execute any and all applications, documents, papers and instruments for Secured Party to use any of the Collateral, to grant or issue any exclusive or nonexclusive license with respect to any of the Collateral, and to assign, convey or otherwise transfer title to or dispose of any of the Collateral.

The foregoing power of attorney is coupled with an interest and is irrevocable so long as this Agreement shall not have terminated pursuant to Section 20 hereof.

SECTION 10. SECURED PARTY MAY PERFORM.
If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 13 hereof. Upon the occurrence of an Event of Default and during the continuance thereof, Secured Party and any representatives of Secured Party shall have, in addition to all its other rights under this AGREEMENT, the right to obtain access to Debtor's data processing equipment, computer hardware and software relating to the COLLATERAL and to use all of the foregoing and the information contained therein in any manner Secured Party deems necessary for the purpose of effectuating its rights under this AGREEMENT, the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT and any other of the RELATED DOCUMENTS.
Debtor agrees that Secured Party has no obligation to preserve rights to the COLLATERAL against any other parties, provided Secured Party complies with the obligations of a Secured Party under Section 9207 of the CUCC.

SECTION 11. SECURED PARTY'S DUTIES.
The powers conferred on Secured Party hereunder are solely to protect its interest in the COLLATERAL and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any COLLATERAL in the possession of Secured Party, and the accounting for moneys and for other properties actually received by Secured Party hereunder, Secured Party shall have no duty as to any COLLATERAL or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining thereto, provided Secured Party complies with the obligations of a Secured Party under
Section 9207 of the CUCC.

SECTION 12. REMEDIES; APPLICATION OF PROCEEDS OF COLLATERAL.
If any EVENT OF DEFAULT as defined in the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT shall have occurred and be continuing Secured Party may exercise in respect of the COLLATERAL, in addition to other rights and remedies provided for herein or otherwise available, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of California (the "CODE") in effect at that time (whether or not the Code then applies to the affected COLLATERAL), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the COLLATERAL of Debtor as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both Secured Party and Debtor; (ii) without notice except as specified below, sell the COLLATERAL of Debtor or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may reasonably believe are commercially reasonable; (iii) occupy any premises owned or leased by Debtor where the COLLATERAL or part thereof is assembled

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for a reasonable period in order to effectuate Secured Party's rights and remedies hereunder or under applicable law, without obligation to Debtor in respect of such occupation; and (iv) exercise any and all rights and remedies of Debtor under or in connection with the COLLATERAL of Debtor. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days prior written notice to Debtor (which Debtor agrees is reasonable notification within the meaning of Section 9504(3) of the Code) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of COLLATERAL regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 13. EXPENSES.
Debtor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in respect of Debtor in connection with (i) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the COLLATERAL, (ii) the exercise or enforcement of any of the rights of Secured Party hereunder, or
(iii) the failure by Debtor to perform or observe any of the provisions hereof.

SECTION 14. SECURITY INTEREST ABSOLUTE.
The obligations of Debtor under this AGREEMENT are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against Debtor to enforce this AGREEMENT. Debtor waives any right to require Secured Party (a) to proceed against any third party other than Debtor, (b) to proceed against or exhaust any security or collateral granted by any other third party grantor of a security interest rather than Debtor, or to pursue any other remedy in Secured Party's power whatsoever. All rights of Secured Party and security interests granted hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, irrespective of:

     (i) any lack of validity or enforceability of the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT or any of the other RELATED DOCUMENTS;
     (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the BUSINESS LOAN AGREEMENT and FINANCING AGREEMENT or any other of the RELATED DOCUMENTS, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to Debtor, or any of its AFFILIATES, or otherwise;
     (iii) any taking, exchange, release, or non-perfection of any other collateral, or any taking, release, or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
     (iv) any manner of application of COLLATERAL, or proceeds thereof, to all or any of the SECURED OBLIGATIONS, or any manner of sale or other disposition of any COLLATERAL for all or any of the SECURED OBLIGATIONS or any other assets of Debtor or any of its AFFILIATES;
     (v) any change, restructuring or termination of the corporate structure or existence of Debtor or any of its AFFILIATES;
     (vi) any equitable or legal defense of a surety or guarantor, other than the defense of payment in full of the SECURED OBLIGATIONS; or
     (vii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Debtor or any third party grantor of a security interest.

SECTION 15. INDEMNIFICATION.
Debtor hereby indemnifies and saves and holds Secured Party (or any persons, employees, officers or agents designated by Secured Party) harmless from and against any and all claims, damages, loss, liability or judgments which may be incurred or sustained by Secured Party and such designees or asserted against Secured Party and such designees, directly or indirectly, in connection with the existence of or the exercise of any of the rights of Secured Party under this SECURITY AGREEMENT or any of the of the RELATED DOCUMENTS except to the extent the same arises by reason of the gross negligence or willful misconduct of the PERSON seeking indemnification.

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                           Security Agreement, Page 7

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SECTION 16. LIMITATIONS ON RESPONSIBILITY OF SECURED PARTY.
Secured Party makes no representation as to the value or condition of the COLLATERAL or any part thereof, as to the title of Debtor to the COLLATERAL, and Secured Party shall incur no liability or responsibility in respect of any such matters. Secured Party shall not be responsible for insuring the COLLATERAL, for the payment of taxes, charges, assessments or liens upon the COLLATERAL or otherwise as to the maintenance of the COLLATERAL, except as provided in the immediately following sentence when Secured Party has possession of the COLLATERAL. Secured Party shall have no duty to Debtor as to any COLLATERAL in its possession or control or in the possession or control of any agent or nominee of Secured Party or any collections thereon or proceeds thereof or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the COLLATERAL as may be in its possession substantially the same care as it accords its own assets and the duty to account for moneys received by it and, notwithstanding the foregoing, the duty not to engage in willful misconduct or gross negligence with respect to COLLATERAL in its possession. Secured Party shall not be required to ascertain or inquire as to the performance by Debtor of any of the covenants or agreements contained herein or in any of the RELATED DOCUMENTS. Neither Secured Party nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this AGREEMENT or any of the RELATED DOCUMENTS except for such person's own gross negligence or willful misconduct. Secured Party may execute any of the powers granted under this AGREEMENT or any RELATED DOCUMENTS and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

SECTION 17. MARSHALING; REINSTATEMENT OF THIS AGREEMENT IF PAYMENTS SET ASIDE. Secured Party shall be under no obligation to marshal any assets in favor of Debtor or any other PERSON or against or in payment of any or all of the SECURED OBLIGATIONS. This AGREEMENT shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the SECURED OBLIGATIONS is rescinded or must otherwise be returned by Secured Party or any other Person upon the insolvency, bankruptcy, or reorganization of Debtor, or otherwise, all as though such payment had not been made.

SECTION 18. AMENDMENTS; ETC.
No amendment or waiver of any provision of this AGREEMENT, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party.

SECTION 19. NOTICES.
All notices and other communications provided for hereunder shall be given pursuant to Section 10.6 of the BUSINESS LOAN AGREEMENT.

SECTION 20. CONTINUING SECURITY INTEREST.
This AGREEMENT shall create a continuing security interest in the COLLATERAL and shall other than as set forth in Section 2 hereof (i) remain in full force and effect until payment in full of the SECURED OBLIGATIONS and for so long as any of the covenants or agreements of Debtor under the RELATED DOCUMENTS remain unfulfilled, (ii) be binding upon Debtor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Secured Party, its successors and assigns. Upon payment in full of the SECURED OBLIGATIONS and performance by Debtor of all of its covenants and agreements contained in the RELATED DOCUMENTS the security interest granted hereby shall terminate and all rights to the COLLATERAL shall revert to Debtor, SUBJECT, HOWEVER to the provisions of the second sentence of Section 17 hereof. Upon any such termination, Secured Party will execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

SECTION 21. SEVERABILITY.
If any term or provision of this AGREEMENT is or shall become illegal, invalid, or unenforceable in any jurisdiction, all other terms and provisions of this AGREEMENT shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid, or unenforceable provision shall be legal, valid, and enforceable in any other jurisdiction. Whenever possible, each provision of this AGREEMENT and any other statement, instrument, or transaction contemplated thereby or relating thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but if any provision of this AGREEMENT or any other statement, instrument, or transaction contemplated

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

thereby or relating thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this AGREEMENT or any other statement, instrument, or transaction contemplated thereby or relating thereto.

SECTION 22.  CAPTION HEADINGS.
CAPTION HEADINGS IN THIS AGREEMENT ARE FOR CONVENIENCE PURPOSES ONLY AND ARE NOT TO BE USED TO INTERPRET OR DEFINE THE PROVISIONS OF THIS AGREEMENT.

SECTION 23. GOVERNING LAW; TERMS.
THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION. 24. WAIVER OF JURY TRIAL.
DEBTOR AND SECURED PARTY EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. DEBTOR AND SECURED PARTY HEREBY (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS
SECTION 23.

SECTION 25. WAIVER OF NOTICE AND HEARING.
Debtor hereby waives all rights to a judicial hearing of any kind prior to the exercise by Secured Party of its rights to possession of the COLLATERAL without judicial process or to replevy, attach, or levy upon the COLLATERAL without prior notice or hearing. Debtor acknowledges that it has been advised by counsel of its choice with respect to this provision and this AGREEMENT.

SECTION 26. CONSENT TO JURISDICTION.
DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN SAN FRANCISCO OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT AND/OR THE SECURED OBLIGATIONS, AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH CALIFORNIA STATE OR FEDERAL COURT. DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH DEBTOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT SUCH ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. DEBTOR UNDERSTANDS AND AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 27. COUNTERPARTS.
This AGREEMENT may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 28. CONFIDENTIALITY.
The confidentiality provisions of Section 10.10 of the Business Loan Agreement shall apply.


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

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.:




CV THERAPEUTICS, INC.


By:    /s/ Kathleen A. Stafford
     ------------------------------------
       Name:   Kathleen A. Stafford
             -------------------------------
       Title:  Chief Financial Officer
              --------------------------------



HAMBRECHT & QUIST GUARANTY FINANCE, LLC

By:

     By:   /s/ Donald M. Campbell
         ------------------------------------
     Its    Chief Executive Officer
     Hereunto duly authorized



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